Exhibit 10.1

UDC IRELAND LIMITED

Suite 14, Plaza 256, Blanchardstown Corporate Park 2,

Ballycoolin, Dublin 15, Ireland

February 23, 2021

[***]

PPG Industries, Inc.

One PPG Place

Pittsburgh, PA 15272

Re:

Amendment to that certain Amended and Restated OLED Materials Supply and Service Agreement, effective as of October 1, 2011, as amended (the “Supply Agreement”), by and between PPG Industries, Inc. (“PPG”) and Universal Display Corporation (“UDC”)

Dear [***]:

This letter agreement amends the terms of the Supply Agreement (this “Amendment”), providing for PPG SCM Ireland Limited’s (“SCMI”) (1) provision of operation and maintenance services as set forth on Exhibit A (the “Operating Services”) for that certain manufacturing facility located in the northwest corner of the Shannon Industrial Estate, adjacent to the Shannon International Airport, with an address of Shannon Industrial Estate, Shannon, County Clare, V14FX09, Ireland (the “Facility”) and (2) manufacture of the Products at the Facility (the “Manufacturing Services” and, together with the Operating Services, the “Services”) for UDC’s affiliate, UDC Ireland Limited (“UDC Ireland”).  UDC Ireland’s affiliate, OLED Material Manufacturing Limited (“OM2”) entered into a commercial lease with the owner of the Facility (the “Owner”) for its use of the Facility effective as of February 23, 2021 (the “Lease”), which effective date is also the effective date of this Amendment (the “Effective Date”).

As of the Effective Date, PPG, SCMI, UDC and UDC Ireland hereby agree to amend the Supply Agreement as follows:

1)

UDC Ireland and SCMI are each added as a “Party” to the Supply Agreement with respect to the Services at the Facility. Each Party’s signature on this Amendment indicates its acceptance of UDC Ireland and SCMI each becoming a Party to the Supply Agreement in such manner, and UDC Ireland and SCMI being the contracting entities and being assigned and assuming, where applicable, UDC’s and PPG’s respective rights and obligations with respect to the Services. For the avoidance of doubt, UDC hereby grants SCMI the same licenses that are granted to PPG to the extent set forth in Section 3.3 of the Supply Agreement.

2)

UDC Ireland agrees to contract with SCMI for the provision of the Services and SCMI agrees to contract with UDC Ireland to provide the Services, in each case, in accordance with the terms and conditions of the Supply Agreement and this Amendment. On the date hereof OM2 will grant SCMI, SCMI’s affiliates, and its and their employees a license, in the form set forth on Exhibit C, attached hereto and incorporated by reference herein (the “License”), for SCMI, SCMI’s affiliates, and its and their employees’ to access the Facility and occupy certain portions of the Facility at [***] to perform the Services.

3)

The primary roles and responsibilities of SCMI and UDC Ireland with respect to the Services and the Facility will be performed in accordance with the provisions of the Supply Agreement and Exhibit A, attached hereto and incorporated by reference herein. Any questions that may arise regarding roles and responsibilities in connection with the Services that are not addressed in the Supply Agreement or on Exhibit A will be determined in good faith by authorized representatives of SCMI and UDC Ireland.

4)	SCMI will be compensated for its provision of the Services to UDC Ireland in accordance with the provisions of the Supply Agreement and Exhibit B, attached hereto and incorporated by reference herein.

5)

Section 18.2 of the Supply Agreement is amended to extend the term of such agreement through December 31, 2024 (the “Extension Period”). Through November 30, 2024 of the Extension Period no Party may provide a notice of non-renewal or terminate the Supply Agreement except for a material breach or bankruptcy of another Party in accordance with Sections 18.3 or 18.4 of such agreement, respectively.  At any time should the Lease terminate for any reason (except as provided in Item 6 below if OM2 or an affiliate of OM2 purchases the Facility) then this Amendment will terminate with respect to the Facility. If Commercial OLED Chemicals cannot be manufactured at the Facility within [***] from the Effective Date, then this Amendment will terminate with respect to the Facility as of such [***]. On December 1, 2024 or at any time thereafter, the automatic renewal and notice of non-renewal terms in Section 18.2 of the Supply Agreement will apply to the Supply Agreement and any amendments thereto including this Amendment along with, for the avoidance of doubt, other provisions of Article 18 (it being understood that SCMI may not be able to include [***] in the reconciliation statements contemplated by Section 18.7 and SCMI’s failure to do so will not prejudice its right [***]; provided that SCMI will (a) use commercially reasonable efforts to include [***] in the reconciliation statements contemplated by Section 18.7 or (b) at the time it provides such reconciliation statements, also provide UDC Ireland with a [***]). Upon termination of this Amendment with respect to the Facility and SCMI’s wind-down of its operations at the Facility, UDC Ireland will [***]. As soon as practical after notice of the termination of this Amendment with respect to the Facility, SCMI will provide UDC Ireland with [***]. UDC Ireland reserves the right to ask questions of and seek clarification from SCMI on [***]. For the avoidance of doubt, SCMI agrees that it will wind-down its operations in reasonable cooperation with UDC Ireland, and SCMI also agrees to provide termination assistance to UDC Ireland pursuant to Section 18.6 of the Supply Agreement [***].

6)

Unless as otherwise agreed by the Parties, should OM2 or an affiliate of OM2 purchase the Facility in the future, it is the intent of the Parties that their rights and obligations regarding the Services remain substantially the same as they were prior to such acquisition, it being acknowledged and agreed that provisions in this Amendment related to the Owner or the Lease will need to be revised.

[***]

The Services will be performed in accordance with the Supply Agreement and terms contained in this Amendment. Except as modified by this Amendment, the Supply Agreement and its terms will remain in full force and effect and such terms will be incorporated into this Amendment and govern the provision of the Services to the extent not addressed in this Amendment. Any conflict in terms contained in the Supply Agreement and this Amendment will be governed by the terms contained in this Amendment.

The terms of this Amendment will be deemed to be Confidential Information. Capitalized terms used but not otherwise defined in this Amendment will have the meanings given to them in the Supply Agreement. Each individual signing this Amendment on behalf of a Party represents that they have the authority to enter into this Amendment and bind such entity in accordance with its terms. This Amendment may be executed in counterparts, in which event all executed copies taken together or a copy with all the signature pages attached thereto, will constitute one and same instrument. The facsimile or electronic transmission of signatures to this Amendment will be valid, legal and binding on all parties hereto.

[Signed on Next Page]

Please acknowledge your understanding and acceptance by signing below and returning one fully-executed copy to our attention.

Sincerely,

With respect to amending the Supply Agreement:

UDC Ireland LimitedUniversal Display Corporation

/s/ Steven V. Abramson	/s/ Steven V. Abramson

Steven V. AbramsonSteven V. Abramson

DirectorPresident & CEO

Acknowledged and agreed to this 23rd day of February, 2021

PPG Industries, Inc.

/s/ Philip Wojcik

Philip Wojcik

General Manager

PPG SCM Ireland Limited

/s/ Philip Wojcik

Philip Wojcik

Director

Exhibit A

Roles and Responsibilities of the Parties Related to the

Services and the Facility

1)	The Facility:

A map of the Facility and the buildings and structures set forth thereon is contained on Schedule 1 to this Exhibit A (the “Facility Map”). [***]

2)	Environment, Health and Safety (“EHS”) and Regulatory Management:

UDC Ireland and SCMI agree upon the assignment of EHS roles and responsibilities, including, but not limited to, site health and safety management, EPA licensing and monitoring, other site and operating licensing (if any), ISO certification maintenance, and contact with various Irish regulatory authorities that UDC Ireland and SCMI will be responsible for as set forth in this Exhibit A and further detailed in Schedule 2 attached to this Exhibit A (the “EHS Services Schedule”). The EHS Services Schedule will define (a) the EHS services performed by (or contracted out by) SCMI at the Facility (the “EHS Services”, which shall be a part of the Operating Services), including those EHS services that SCMI will perform for or on behalf of UDC Ireland and (b) the EHS roles and responsibilities that will be the obligation of UDC Ireland.

3)	SCMI’s General Responsibilities:

SCMI will perform the Services at the Facility in accordance with the Supply Agreement and this Amendment, as may be more detailed in the Operating Services Schedule (defined below) and EHS Services Schedule, as follows:

[***]

4)	UDC Ireland’s General Responsibilities:

UDC Ireland will serve in roles and responsibilities at the Facility in accordance with the Supply Agreement and this Amendment, as may be more detailed in the Operating Services Schedule and EHS Services Schedule, as follows:

[***]

5)	IT Systems and Software.

Except as otherwise agreed by the Parties, all information technology and software, including any upgrades, used for the Facility’s operations and the provision of the Services will be handled as set forth on the Operating Services Schedule.

6)	External Communications.

Any communications regarding the Services or the Facility with the Owner or with any governmental or regulatory agencies with respect to the Lease or the EPA License, will be [***].

7)	Capital Investments:

a)	Capital Investments. [***]

b)	Implementation of Capital Investments. [***]

c)	Payment. Each Capital Investment will be paid for [***].

d)	[***]

8)	Warranties, Disclaimers and Limitations of Liability:

a)

For the avoidance of doubt, except as modified by Section 6(b), the Services will be provided and the Products will be sold subject to the same warranties, disclaimers, and limitations on liability set forth in the Supply Agreement including, without limitation, those set forth in Article 11 of the Supply Agreement, including for the avoidance of doubt Section 11.5 (Additional PPG Disclaimer; Indemnity), Section 11.6 (Disclaimer of Additional Warranties) and Section 11.7 (Limitation on Certain Damages).

b)	[***]

9)	Mitigation:

Each Party will, and UDC Ireland will cause OM2 to, use commercially reasonable efforts to mitigate the extent of any damages they may suffer in connection with this Amendment and/or the License.  Additionally, each Party will, and UDC Ireland will cause OM2 to, [***].

10)	Affiliates:

The Parties acknowledge and agree that Manufacturing Services and Operating Services may be provided by affiliates that own, are owned by or under common ownership of SCMI. SCMI will provide prior notice to UDC Ireland of any affiliates that will be providing such Services and the nature of the Services to be provided; provided, that, such notice will not be required if PPG will be providing such Services. SCMI will be responsible for the Manufacturing Services and/or Operating Services provided by its affiliates to the same extent that it would be responsible if it provided the Manufacturing Services and/or Operating Services.

11)	Insurance:

a)

SCMI and UDC Ireland shall each, and each shall cause its affiliates that have personnel at the Facility to, maintain standard general liability insurance or self-insurance practices to protect against covered damages, costs or fees (including reasonable attorney’s fees) arising out of or relating to any property damage, bodily injury, sickness, disease or death, caused directly by any negligent act or omission of such Party’s (or its affiliate’s) personnel while at the Facility.  Each such policy of SCMI or its affiliates will name UDC Ireland as an additional insured and each such policy of UDC Ireland or its affiliates will name SCMI as an additional insured.

b)

SCMI will maintain (or maintain a program of self-insurance for) property damage coverage for all equipment owned by SCMI at the Facility.   UDC Ireland will, and will require OM2 to, maintain property damage coverage for  all equipment owned by UDC Ireland or OM2, as applicable, at the Facility in an amount sufficient to cover the replacement value of such equipment.

c)	SCMI and UDC Ireland shall each, and each shall cause its affiliates that have personnel at the Facility to, maintain Employer’s Liability insurance in an amount not less than [***].

d)

With respect to all insurance maintained by UDC Ireland or its affiliates in accordance with this Section 11, UDC Ireland will or will cause the insured to (i) provide SCMI with a certificate of such insurance, (ii) notify SCMI of any material changes to the relevant insurance policies, and (iii) include a waiver of subrogation in favor of SCMI and any additional insureds. With respect to all insurance maintained by SCMI or its affiliates in accordance with this Section 11, SCMI will or will cause the insured to (x) provide UDC Ireland with a certificate of such insurance, (y) notify UDC Ireland of any material changes to the relevant insurance policies, and (z) include a waiver of subrogation in favor of UDC Ireland and any additional insureds.

e)

  UDC Ireland will cause, or will cause OM2 to cause, the Owner to (i) maintain insurance of the Premises (as defined in the Lease) against the Insured Risks (as defined in the Lease) for the Reinstatement Sum (as defined in the Lease) and (ii) include a waiver of subrogation in favour of SCMI and PPG with respect to such insurance.

12)	Amendment:

The Parties anticipate that this Exhibit A and Schedules hereto, including the Facility Map, will need to be amended from time to time as the engagement contemplated by this Amendment progresses and upon their mutual written agreement.

Schedule 1 to Exhibit A

The Facility Map

[***]

Schedule 2 to Exhibit A

EHS Services Schedule

[***]

Schedule 3 to Exhibit A

Operating Services Schedule

[***]

Exhibit B

Compensation

SCMI’s projected operating costs with respect to the Services will be captured in [***].  UDC Ireland or an affiliate of UDC Ireland will pay SCMI or an affiliate of SCMI for the provision of the Services in accordance with the terms and rates as set forth in the Supply Agreement (as currently implemented by the Parties as of the Effective Date [***]), it being understood that prior to the date when Commercial OLED Chemicals begin to be manufactured at the Facility, Services [***] and SCMI’s costs and expenses will be treated as [***], consistent with how such costs and expenses were handled by PPG and UDC [***], and the applicable multipliers will be applied accordingly.  Notwithstanding the foregoing, consistent with [***] none of the services, expense items or capital goods which are paid for by UDC Ireland as [***].  After Commercial OLED Chemicals begin to be manufactured at the Facility, the multipliers used for the Services will be determined in the same manner that multipliers are determined for the production of Commercial OLED Chemicals and Development Chemicals at [***].  For the avoidance of doubt, costs and expenses associated with [***] will both be included in [***]. In the event SCMI incurs any cost or expense related to the Services or the Facility for which it is not compensated or reimbursed, then SCMI will make UDC Ireland aware of such cost or expense and the Parties will discuss and, upon mutual agreement, not to be unreasonably withheld, [***].  It is understood that the intent is for [***].

For any project-work or other services to be provided by SCMI to UDC Ireland in connection with the Services and not addressed in the Supply Agreement or above (the “Other Services”), SCMI and UDC Ireland will [***].

SCMI may pay for its costs to provide the Services [***]. All payments made by UDC Ireland or a UDC Ireland affiliate on behalf of UDC Ireland to SCMI will be paid [***] in accordance with the payment terms set forth in the Supply Agreement. SCMI and UDC Ireland intend that, when [***].

UDC Ireland or an affiliate of UDC Ireland will pay SCMI for [***] on SCMI’s provision of the [***] other activities for which UDC Ireland is obligated to compensate or reimburse SCMI hereunder, [***].

Exhibit C

Form of Real Estate License

February 23, 2021

[***]

PPG Industries, Inc.

One PPG Place

Pittsburgh, PA 15272

Re:

Letter Agreement Regarding License for use of Commercial Real Estate by and between PPG SCM Ireland Limited (“SCMI”) and OLED Material Manufacturing Limited (“OM2” and, together with SCMI, the “Parties” and each a “Party”)

Dear [***]:

Reference is made to the Amendment (the “Amendment”) to that certain Amended and Restated OLED Materials Supply and Service Agreement (the “Supply Agreement”), effective as of the date hereof, by and among SCMI, PPG Industries, Inc., Universal Display Corporation, and UDC Ireland.  Capitalized terms used but not defined in this letter agreement (this “Letter Agreement”) will have the meanings given to them in the Amendment.

This Letter Agreement grants a license (the “License”) from OM2 to SCMI, SCMI’s affiliates, and its and their employees to access the Facility and to utilize the SCMI Facilities and the Shared Facilities to provide the Services (the “Authorized Use”).  The License is [***].  OM2 grants the License to SCMI pursuant to that commercial lease OM2 entered into with the owner of the Facility (the “Owner”), effective as of February 23, 2021 (the “Lease”), which effective date is also the effective date of this Letter Agreement (the “Effective Date”). OM2 hereby acknowledges and agrees that the Authorized Use is permitted under the Lease and that no easements other than those granted in the Lease are necessary for the Authorized Use. SCMI agrees that its occupation of a portion of the Facility is a license, not a lease, and it agrees to sign a deed of renunciation disclaiming any renewal rights in a form deed mutually agreed by SCMI and OM2.

In consideration of SCMI’s provision of the Services and the benefit to be derived therefrom by OM2 and UDC Ireland, the License is granted [***] to enter the Facility and occupy the SCMI Facilities and the Shared Facilities to engage in the Authorized Use.  SCMI shall have the benefit of the easements and rights granted to OM2 in Part One of the Second Schedule to the Lease for the duration of SCMI’s occupation of the SCMI Facilities and the Shared Facilities and its provision of the Services.  This Letter Agreement and the License shall terminate upon the termination of the Amendment with respect to the Facility.

OM2 acknowledges and agrees that it has provided SCMI with a complete copy of the Lease and the Schedule of Condition (as defined in the Lease).  SCMI acknowledges and agrees that it has read the Lease, and that, while this Letter Agreement is in effect, it will comply with the following provisions of the Lease with respect to its access to the Facility and occupation and use of the SCMI Facilities and the Shared Facilities: [***].

To the extent any of the foregoing provisions of the Lease refer to obligations and/or requirements that cannot be ascertained solely by reviewing the Lease and applicable law, SCMI will only be required to comply with such obligations and/or requirements to the extent it agrees to do so in writing, such agreement not to be unreasonably withheld, and provided further that to the extent SCMI cannot ascertain a particular obligation or requirement it will ask OM2 for clarification regarding such requirement.  OM2 will be responsible for providing any notices or obtaining any consents required under the Lease in connection with the Services and/or SCMI’s compliance with the foregoing provisions of the Lease.  SCMI will provide assistance, as reasonably requested by OM2, to obtain any such consents. OM2 will promptly notify SCMI in writing of any notices or other communications received from the Owner or any other party with respect to the Services and/or SCMI’s compliance with the foregoing provisions of the Lease.  OM2 will provide assistance, as reasonably requested by SCMI, in connection with complying with the applicable covenants in the Lease.  UDC Ireland will [***].

OM2 will comply with all covenants and obligations on its part contained in the Lease and ensure that the Owner complies with all covenants and obligations on its part contained in the Lease, in both instances so as not to negatively impact SCMI.  If reasonably requested by SCMI, OM2 will enforce its rights, or require the Owner to comply with its obligations.  SCMI will provide assistance, as reasonably requested by OM2, for OM2’s enforcement of its rights or Owner’s obligations.  OM2 shall not amend or waive any provision of the Lease that impacts SCMI’s rights or obligations without SCMI’s prior written consent, which will not be unreasonably withheld, conditioned, or delayed.

[***]

Each party will use commercially reasonable efforts to mitigate the extent of any damages they may suffer in connection with the Amendment and/or this Letter Agreement.  Additionally, each party will use commercially reasonable efforts [***].

The terms of this Letter Agreement will be deemed to be confidential information. Each individual signing this Letter Agreement on behalf of a Party represents that they have the authority to enter into this Letter Agreement and bind such entity in accordance with its terms. This Letter Agreement may be executed in counterparts, in which event all executed copies taken together or a copy with all the signature pages attached thereto, will constitute one and same instrument. The facsimile or electronic transmission of signatures to this Letter Agreement will be valid, legal and binding on all parties hereto. The dispute resolution provisions set forth in Section 21.8 of the Supply Agreement will apply to this Letter Agreement mutatis mutandis.  The terms of this Letter Agreement shall be governed by and construed in accordance with the Laws of Ireland.

[Signed on Next Page]

Please acknowledge your understanding and acceptance by signing below and returning one fully-executed copy to our attention.

Sincerely,

OLED Material Manufacturing Limited

Austin McCabe

Director

Acknowledged and agreed to this ____ day of February 2021

PPG SCM Ireland Ltd.

Philip Wojcik

Director